EXHIBIT 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       Pursuant To 18 U.S.C. Section 1350
      As Adopted Pursuant To Section 906 of The Sarbanes-Oxley Act Of 2002


      In connection with the Quarterly Report Nayna Networks, Inc. (formerly ResCon Technology Corp.), on Form 10-QSB for the period ended February 28, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Michael Meyer, Principal Financial Officer of the Company, herby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date: April 15, 2005                    By: /S/ Michael Meyer
                                            -------------------------------
                                            Michael Meyer,
                                            Principal Financial Officer